Exhibit 99.1

IBM Investor Briefing 2021

Introduction IBM Investor Briefing 2021 — Patricia Murphy Vice President, Investor Relations

IBM Investor Briefing 2021 Agenda Arvind Krishna, Chairman and Chief Executive Officer Paul Cormier, President and Chief Executive Officer, Red Hat Tom Rosamilia, Senior Vice President, Cloud and Cognitive Software Mark Foster, Senior Vice President, Global Business Services Kelly Chambliss, Senior Vice President, Americas and Strategic Sales, Global Business Services John Granger, Senior Vice President, Hybrid Cloud Services and Chief Operating Officer, Global Business Services Ric Lewis, Senior Vice President, Systems James Kavanaugh, Senior Vice President and Chief Financial Officer All presenters 3 Q&A Financial Model Infrastructure Consulting Software Red Hat Software Strategic Overview

Forward-looking statements and non-GAAP information Certain comments made in this presentation may be characterized as forward looking under the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on the company’s current assumptions regarding future business and financial performance. Those statements by their nature address matters that are uncertain to different degrees. Those statements involve a number of factors that could cause actual results to differ materially. Additional information concerning these factors is contained in the Company’s filings with the SEC. Copies are available from the SEC, from the IBM web site, or from IBM Investor Relations. Any forward-looking statement made during this presentation speaks only as of the date on which it is made. Except as required by law, the company assumes no obligation to update or revise any forward-looking statements. These charts and the associated remarks and comments are integrally related and are intended to be presented and understood together. In an effort to provide additional and useful information regarding IBM’s historical results and forward-looking financial information on a continuing operations basis, as determined by generally accepted accounting principles (GAAP), these materials contain non-GAAP financial measures, specifically 2020 free cash flow as well as a post-separation modeled free cash flow estimate. Within this presentation and speaker materials, all references to forward-looking information are estimated on a continuing operations basis, subsequent to the classification of Kyndryl as a discontinued operation upon its separation expected to occur by the end of the year. Currency rate fluctuations are not factored into mid-term model revenue growth rates. The company is unable to provide, without unreasonable efforts, certain forward-looking information as determined by GAAP, including expectations for free cash flow. The rationale for management’s use of non-GAAP information is included in Exhibit 99.2 to the company’s Form 8-K furnished with the SEC on October 4, 2021. The reconciliations of these non-GAAP financial measures to GAAP are included on the slides entitled “Non-GAAP Supplemental Materials” in this presentation. 4

Strategic Overview IBM Investor Briefing 2021 — Arvind Krishna Chairman and Chief Executive Officer

Creating shareholder value through growth 6 Optimizing portfolio to drive sustainable mid-single digit revenue growth 1 Generating $35B of free cash flow over the next 3 years to enable investments 3 Increasing focus and agility to better serve clients 2

IBM's hybrid cloud and AI platform approach


IBM Consulting
Business Transformation • Technology Consulting • Application Operations
System Integrator Partners
IBM Software
IBM Cloud Paks
Automation • Data & AI • Security • Transaction Processing
Software and SaaS Partners
Red Hat Hybrid Cloud Platform
Development, Security and Operational Services
OpenShift • Red Hat Enterprise Linux • Ansible Automation Platform
IBM Infrastructure
IBM Z • Distributed Infrastructure (IBM Cloud, Power, Storage) • Infrastructure Support
Public Clouds
AWS • Azure • Others
Enterprise Infrastructure
Edge

IBM 7

Investments and actions to drive performance 8 Aligning incentives to growth priorities Advancing culture and growth mindset Optimizing portfolio Expanding ecosystem Simplifying go-to-market model Increasing investments

Creating shareholder value through growth 9 Optimizing portfolio to drive sustainable mid-single digit revenue growth 1 Generating $35B of free cash flow over the next 3 years to enable investments 3 Increasing focus and agility to better serve clients 2

Software IBM Investor Briefing 2021 — Red Hat Paul Cormier President and Chief Executive Officer, Red Hat Software Tom Rosamilia Senior Vice President, Cloud and Cognitive Software

Red Hat IBM Investor Briefing 2021 — Paul Cormier President and Chief Executive Officer, Red Hat F25426

Red Hat is the world’s leading provider enterprise IT solutions of open source More than 94% of the Fortune 500 use Red Hat was the first and only multi-billion open source company in the world2 175 Global reach through IBM countries of operation Red Hat products and solutions1 Sources: 1-Red Hat client data and Fortune 500 list, Jul. 2020, 2 - Red Hat SEC filings prior to acquisition by IBM 12 Be the trusted choice for customers and partners by delivering the open hybrid, multi-cloud powered by an open organization

Hybrid, Multi-Cloud Evolution Yesterday-Today-Tomorrow Today-Tomorrow Future Private Datacenter to Public Cloud Public Cloud to Hybrid Cloud and Multi-Cloud Hybrid, Multi-Cloud extends to Enterprise Edge Infrastructure DATACENTER-CENTRIC IT SERVICES-CENTRIC SOLUTIONS SERVICES ON DISTRIBUTED EDGE Red Hat Strategy platforms and services on every footprint operators, and partners 13 Delivering the hybrid, multi-cloud via consistent Empower and Enable developers,

Red Hat addresses the challenges of Hybrid, Multi-Cloud Hybrid, Multi-Cloud Architectures Challenges and Red Hat Value Certified and compliant Platform, Kubernetes and Linux native security, decades of proof Compliance & Security of customers have both public and private cloud environments installed 95% 2.6 2.7 App Modernization & Migration Platform consistency, Linux heritage, ecosystem access, developer affinity avg. number of public clouds being used by organizations Cloud.redhat.com, Ansible, orchestration, observability, telemetry, subscription value Uniform tool/workflow/experience and integration, resources and services access Automation, managed cloud services, professional services, Platform consistency Management Developer Experience avg. number of private clouds being used by organizations Required Skills Vendor Lock-in Platform ubiquity, open source Sources: Flexera 2021 State of the Cloud Report, IDC Cloud Pulse Survey 1Q20 14 We are making hybrid, multi-cloud consumable, in the same way we made operating system consumable with RHEL in the early 2000s

Building hybrid, multi-cloud on OpenShift and with partners



IBM Consulting
IBM Software
Cloud paks
Cloud services
OpenShift
Red Hat Enterprise Linux
Ansible
cloud.redhat.com
SI ecosystem
ISV ecosystem
Partner services
Red Hat Marketplace
On Premise
Edge
AWS
Azure
Google
Alibaba
IBM Cloud

Red Hat | IBM 15

IBM and Red Hat hybrid, multi-cloud customer success

Schlumberger

Schlumberger's cloud-based solution, built exclusively on Red Hat OpenShift, integrated by IBM Consulting

Enabling Schlumberger customers to deploy on any infrastructure, facilitating compliance with country specific data residency requirements

Red Hat positioned to deploy similar solutions in adjacent market verticals such as industrial and manufacturing automation use cases

Telefónica

Red Hat powered innovation across Telefonica units for Open RAN, Cloud Garden platform, 5G Services deployments; leveraging IBM Cloud Pak for Integration. Solution led by IBM Consulting

Enabling Telefonica's intelligent, open, agile and fully interoperable mobile network, rapidly launching services that can be deployed in any on-prem or cloud environment

Adobe

Adobe Experience Manager 6.5, part of Adobe Experience Cloud, on Red Hat OpenShift and IBM Cloud for Financial Services

Helping companies in regulated industries to deliver more personalized experiences across the customer journey, driving improved engagement, profitability and loyalty

Red Hat | IBM 16

Four objectives enterprise to grow customer value and scale the 17 Expanding our reach via digital engagement, ecosystem transformation and achieving synergy and scale with IBM Creating the best place to make a difference together through increasing organizational capabilities and strengthening our open, inclusive culture Ensuring consistent, focused, repeatable lifecycle engagement that drives optimal customer outcomes Providing easy to use cloud services and bringing Red Hat's Linux expertise to markets being transformed at the edge Scale Our Core Business Foster Our Open, Inclusive Culture Evolve Customer Success Extend Red Hat to Cloud Services and Edge

Red Hat Summary 18 Delivering high teens revenue growth, accelerated by leveraging partner ecosystem, industry partnerships, and scale with IBM Aligned execution into the opportunity across Red Hat, with a maniacal focus on customer success Red Hat uniquely positioned to capture the significant hybrid, multi-cloud opportunity, extending to Edge

Software IBM Investor Briefing 2021 — Tom Rosamilia Senior Vice President, Cloud and Cognitive Software

IBM Software incumbency establishes for growth a strong foundation 65%+ of Fortune 100 rely on IBM WebSphere 40,000+ Watson client engagements 77% of Gartner Magic Quadrants feature IBM software in Leadership or Challenger positions 20 industries are modernizing applications with IBM Cloud Paks 150B+ security events managed per day by IBM Security services 20

Software’s role in IBM's Strategy Help clients address need for flexible deployment with software built on Red Hat to maximize value for hybrid cloud Commercialize innovation together with IBM Research Deliver innovative and pre-integrated capabilities via IBM Cloud Paks for consistent client experience Help clients get highest value from data and automation with AI Extend value of portfolio via partner ecosystem 21 IBM Consulting System Integrator Partners Software and SaaS Partners IBM Software (IBM Cloud Paks) Automation • Data and AI • Security • Transaction Processing Red Hat Hybrid Cloud Platform Open Shift • Red Hat Enterprise Linux • Ansible Automation Platform IBM Infrastructure Edge Enterprise Infrastructure Public Clouds

Investing in software capabilities to architect our clients’ complex digital transformations Empower data-driven decisions and predictability by connecting the right data to the right people at the right time, infusing AI throughout the business Make tasks and experiences more productive with AI-driven intelligent workflows that enable people to reclaim more time for higher value activities Create a risk-aware, secure business by gaining real-time threat insights, orchestrating actions and automating responses across all touchpoints Achieve greater business agility with IT and apps that are responsive, open and easily consumed anywhere they are needed …all infused with Watson AI and built on Red Hat OpenShift 22 Secure Modernize Automate Predict

Focused on growth in the most innovative areas *Values reflect CAGR from 2021-2025 | Sources: IBM MD&I Forecast, IDC 23 Vast install base of clients needing help to modernize Data Fabric Opportunity* $7.6B, cloud growing at 27% CAGR Zero Trust Opportunity* $23B growing at 19% CAGR Automation Software Opportunity* $98B growing at 17% CAGR Secure Zero Trust to secure everything Modernize Delivered via Cloud Paks on Red Hat OpenShift across hybrid cloud environments Automate Achieving scale through intelligent automation and AIOps Intelligent Data Fabric to predict outcomes in a complex and siloed data landscape Predict

Predict outcomes with data fabric

A **data fabric** is the one architectural approach that can address the extreme levels of diversity, distribution, scale and complexity in today's siloed data landscapes

IBM Cloud Pak for Data

Associated Bank ING

New Data Fabric innovations enable clients to:

Collect Data

Analyze Data

Organize Data

Infuse AI

Leave data where it is, wherever it resides across hybrid, multi-cloud environments aws Microsoft Azure

Key Differentiators

Speed and Cost
Industry's fastest data warehouse – up to 8x faster at nearly ½ the cost

Productivity
AutoSQL automates access to, integration and management of data

Automation
AutoCatalog uses AI to automate how data is discovered and classified

Privacy
AutoPrivacy uses AI to automate identification, monitoring and enforcing of policies on sensitive data

IBM 24

Automate at scale with AI Key Differentiators Automation empowers people to focus on higher value activity, improves experiences and speed business outcomes Addressing client pain points with AI-driven Automation Reduce customer service disruptions Reduce supply chain challenges IBM Cloud Pak for Business Automation Improve IT service management IBM Cloud Pak for Watson AIOps Reduce time from procure to pay Application Performance Monitoring Application Resource Monitoring Reduce risks, protect against threats 25 Operational Intelligence AI with recommended actions for continuous optimization Robotic Process Automation (RPA) Can deliver 80% reduction in repetitive task on average Process mining and modeling Observed to drive 90% improvement in process efficiency on average End-to-End Capabilities Most comprehensive AI-driven automation capabilities for business processes and IT

Secure everything with Zero Trust

IBM delivers an open, modern **Zero Trust** approach, with security around every user, every device, every connection — every time.

IBM Cloud Pak for Security

2/3rd

of the world's 500 largest companies employ IBM Security offerings

THE PORT OF LOS ANGELES

- Align security strategy to the business to drive better understanding, quantification and management of risk and compliance
- Protect digital users, assets and data – to address data sprawl, thousands of access points, many disparate security tools, all in an increasingly remote work environment
- Manage defenses against 200K security events per day on average for each client
- Modernize security to unify disconnected security tools and data across hybrid multi cloud environments

Key Differentiators

Deep Expertise
8K global security experts, 19K clients; 10K+ patents

AI-Driven Technology
AI and ML embedded throughout the portfolio

Open Platform
Cloud Pak for Security built on Red Hat OpenShift

Largest Ecosystem
3K partner integrations and 100+ strategic partners

Industry Leadership
Top ranked in 14 unique analyst leadership reports

IBM 26

Modernize and Innovate with Cloud Paks

IBM Cloud Paks
AI-powered software designed to enable modularity, customization, ease of deployment, integration and management, built on Red Hat OpenShift to run anywhere.

40%
Of Fortune 500 companies have purchased IBM Cloud Paks

Cloud Paks for

Business Automation | Network Automation | Data | Security | Integration | Watson AIOps

Pre-integrated data, automation and security capabilities

Red Hat OpenShift

Key Differentiators

Run Anywhere
Run cloud-native / cloud-ready applications across hybrid, multi-cloud environments

Pre-Integrated
Bundled suite of domain-specific capabilities with pre-integrated data, automation and security services

Open and customizable
Ability to extend and customize via IBM's partner ecosystem

IBM 27

Driving client value and IBM growth check-in solution systems 28 Modernize 15 weeks to a new connecting 12 major Secure 300% reduction in false positive alerts Automate 15% improvement in resource utilization by automating VM placement with Turbonomic Predict Thousands of customer call compliance audits handled per month with 90% accuracy

Software’s Investment Priorities 29 Go-to-market focus on technology expertise and experiential selling Modern Cloud Pak solutions to build once and run anywhere Client Success Managers to support adoption and deployment of hybrid cloud and AI solutions Key innovations in our products and services together with IBM Research Strategic partnerships to expand the reach of key solutions together with other leading products Acquisitions to scale capabilities in automation, data and AI, security and hybrid cloud capabilities

Our Path Forward Software Revenue Double-digit growth in hybrid cloud opportunity for Software Hybrid Platform & Solutions 38% TTM Hybrid Cloud revenue growth Red Hat Transaction Processing 3,200 clients on IBM hybrid cloud platform Automation 4pts software revenue growth driven by Red Hat Health Security Continued strength across Security software and services Data & AI ~80% recurring revenue base with strong renewal rates Mid-term model: Mid-single digit revenue growth 30

IBM Software Summary 31 Drive adoption through strong strategic partnerships, go-to-market investments and a focus on client success Maximize the value of applications, business processes, and data across secure hybrid multi-cloud environments via IBM Software and Research innovations Deliver Cloud Paks with domain-specific and AI capabilities to accelerate application modernization Focus on key growth areas including Red Hat, data fabric, automation and security Software core to clients’ digital transformation

Consulting IBM Investor Briefing 2021 — Mark Foster Senior Vice President, Global Business Services Kelly Chambliss Senior Vice President, Americas and Strategic Sales, Global Business Services John Granger Senior Vice President, Hybrid Cloud Services and Chief Operating Officer, Global Business Services

IBM Consulting is a consulting sector leading player in the growing global 140K Highly skilled professionals in over 150 countries 80K Cloud and enterprise application experts 15K Enterprise strategy and business design professionals >40 Leader rankings in analyst reports across our business transformation portfolio 100% Of Top 10 banks, telecoms, national governments, automotive companies, insurers and healthcare companies are clients #1 in Execution quality for Hyperscaler Cloud Service Providers* *Source: HFS Top 10: Hyperscaler Public Cloud Service Providers 2021, Joel Martin Gabriel, March 11, 2021 33

Consulting's role IBM's Strategy in Leading player in the growing global consulting sector C-suite thought leadership on industry digital transformation and technology IBM Software Trusted partner for client digital transformation journeys Pull through IBM technology with hybrid cloud platform and AI adoption Strategic partnerships with fast growing global players IBM Research and innovation accelerate client business outcomes 34 Enterprise Infrastructure Public Clouds IBM Infrastructure Edge Red Hat Hybrid Cloud Platform Software and SaaS Partners IBM Consulting Business Transformation • Technology Consulting • Application Operations System Integrator Partners

Client Imperatives Market Opportunities 1 Digital Transformation Journey Acceleration and Pervasiveness 2 Need for Business Transformation Execution Vehicles and Trusted Partners 3 Massive Hybrid Cloud and AI Technology Enablement at Scale 35 Growth Cost Reduction Productivity Talent Agility Innovation Compliance Sustainability Security

Power of IBM Consulting

Business Transformation

- **End-to-end Strategy, Experience, Process, BPO, ERP and Data aligned to Buyer Domains –** Customer, Finance & Supply Chain, Talent, Core Industry Workflows
- **Deep Strategic Partnerships with "backbone" ISVs** – SAP, Adobe, Salesforce, Workday, ServiceNow
- **Deep Alliance with IBM Software** – Maximo, Sterling, Watson
- **Data & AI** @ Scale and Essentials Platform

Technology Consulting

- **End-to-end Cloud** Strategy, Build, Migrate and Modernize
- **Application Modernization** @ Scale Platforms
- **Deep Strategic Partnerships with "destination" Cloud Service Providers –** Azure, AWS
- **Red Hat OpenShift** Architecture & Practice driving IBM's Hybrid Cloud platform adoption
- **Deep Alliance with IBM Technology** – Cloud Paks, Mainframe Modernization

Application Operations

- **End-to-end Legacy – Hybrid Cloud** Application Management Network
- **Multi-Cloud Management**
- **Data Fabric Management**
- **Deep Alliance with IBM Technology** – Watson AIOps, IBM Z
- **Power of Incumbency** to de-risk and accelerate application modernization journeys

IBM 36

Bringing it Together at the Client IBM Technology Red Hat OpenShift IBM Cloud Maximo Application Suite Sterling Supply Chain Cloud Paks Watson AI Security Software IBM Quantum Strategic Partnerships 37 Executed by IBM Garage Accelerated through Dynamic Delivery Modernize Enterprise Data & Scale AI Modernize and Manage Core Business Operations Engage Customers and Citizens Transform Talent and the Future of Work Manage Multi-Cloud Operations Modernize Multi-Cloud Applications Accelerate Industry Business Transformation and Hybrid Cloud Journey

IBM Garage Partnering with our clients to drive results by leveraging modern ways of working to execute on our joint vision… …all while maximizing speed to value through an iterative process 400 New clients in 1H’21 alone 4,000+ Active garage engagements in 2021 82 Client NPS 38 Co-Create Enterprise Design Thinking and agile skills and knowledge transfer Bring together the right people and ecosystem partners to come up with the next big idea Co-Execute Purposeful agility and transformation approaches Embed technology into workflows and prove adoption and business case with a minimum viable product Co-Operate Technology that scales through open architectures Drive market growth and scale proven products, while integrating solutions across channels and geographies

Consulting’s Investment Priorities 39 Brand Identity to reinforce our differentiation in the marketplace with key buyers and talent Strategic partnerships to offer deep industry-specific expertise on Enterprise scale platforms Continuous hiring and skilling of talent Assets and platforms to accelerate delivery and drive outcomes quickly New offerings and practices to align with key domains of hybrid cloud and intelligent workflows Acquisitions to scale capabilities in cloud, data, industry and enterprise applications

Driving Client Value with our Strategic Partners

SAP

#1 Certified Global Partner

38,000+ global consultants

SAP Hana on IBM Power

Adobe

Platinum Partner

1,200 certifications

AEM on Red Hat OpenShift

salesforce

Global Platinum Partner

10,000 certifications

AI services with Einstein

kyndryl

#1 Services Integrator partner

1000+ shared client footprint

HR & Talent outsourcing

Microsoft

Gold Partner

20,500 certifications

Azure Red Hat OpenShift (ARO)

aws

Top 3 among GSIs

6,300 certifications

Red Hat OpenShift on AWS

servicenow

Global Elite Partner

1,000+ certifications

Watson AIOps for ServiceNow

ORACLE

35+ year Oracle partner

2,000+ certifications

IBM RapidMove for Oracle Cloud

IBM 40

IBM Consulting in Action:
Delta Airlines

As part of its digital transformation, Delta is migrating most of its data and applications to the cloud for improved customer experience and greater efficiency across its business.

90%

Delta will have 90% of its applications and databases in cloud environments by 2024

30%

Delta will achieve 30%+ improvement in development productivity as a result of this transformation

1000+

Delta will have skilled IT experts dedicated to application development, security, and cloud deployment anywhere



Strategic Elements

- Business transformation to improve passenger experience and flight operations effectiveness
- AWS strategic partnership
- Application modernization
- Cloud migration, build, and operation
- Red Hat OpenShift
- IBM Garage
- Business outcomes in cost reduction, productivity, talent and agility

IBM 41

Our Path Forward Consulting Revenue Double-digit growth in hybrid cloud opportunity for Consulting >1.1 book-to-bill over the last 12 months +20% TTM Hybrid Cloud revenue growth Investing in skills, acquisitions, and ecosystem partners Application Operations Business Transformation ~2pts acquisition contribution 70% managed services clients choose IBM for transformation work gy Consulting Mid-term model: High single digit revenue growth 42

IBM Consulting Summary 43 Scale impact with deep ecosystem partnerships Pull through IBM technology and establish IBM’s hybrid cloud platform Deliver client value with skills and offerings in the highest growth markets of hybrid cloud and intelligent workflows Partner to drive global industry transformations and develop technology-led business strategies

[LOGO]

Infrastructure IBM Investor Briefing 2021 — Ric Lewis Senior Vice President, Systems

IBM Infrastructure's digital economy expansive install base runs today’s 45 of the world’s top 50 largest banks run on IBM Z 20K clients run IBM Power 94% of the Fortune 50 companies use the IBM Cloud 19B fully encrypted transactions can run on an IBM Z system per day 200K storage all-flash array systems deployed worldwide 77K Infrastructure Support clients 46

Infrastructure’s IBM's Strategy role in IBM Infrastructure and support provide trusted, agile and secure solutions for hybrid cloud IBM Z is the premier transaction processing platform with leading security, resilience and scale IBM Infrastructure is optimized for infusing AI into mission-critical transactions IBM Software Innovations for cloud-native development are key to application modernization and attracting ecosystem partners IBM Infrastructure is tightly integrated with IBM Software including Red Hat and Cloud Paks for accelerated hybrid cloud benefits 75% of global workloads are still on premises 16% hybrid cloud infrastructure growth - fastest growing area in infrastructure 55% of enterprises will use hardware integrated AI functions to make real-time decisions by 2024 Sources: BCG, CIO Surveys, IBM MD&I, IDC 47 Enterprise Infrastructure Public Clouds IBM Infrastructure IBM Z • Distributed Infrastructure • Infrastructure Support Edge Red Hat Hybrid Cloud Platform Software and SaaS Partners System Integrator Partners IBM Consulting

Infrastructure innovations deliver differentiated value to IBM clients IBM Z and Distributed Infrastructure are uniquely positioned for hybrid cloud, meeting client demands for scalability, security, and capacity - tightly integrated with Red Hat OpenShift Infrastructure is optimized from silicon to applications for new AI insights and business results at speed and scale across the hybrid estate IBM Cloud for Regulated Industries is built to solve the complexity of security, compliance, and regulation requirements, globally - for the hybrid, multi-cloud world 48 Regulatory Clouds Artificial Intelligence Infrastructure in Hybrid Cloud

IBM Z is essential to hybrid cloud infrastructure and the digital economy

Continuous innovation to an enduring platform...

- **Enterprise-grade cyber security**
  Encryption everywhere with 100% data privacy on prem and in the cloud
- **Cloud-native and capturing new workloads**
  Build once, deploy anywhere with Red Hat and Cloud Paks
- **Flexible cloud-like pricing**
  Scalable infrastructure and pricing tailored to business needs
- **Cyber resiliency at its core**
  Continuous service across the hybrid cloud with instant recovery, AI-infused management, workload isolation, and high availability / disaster recovery solutions
- **AI Accelerator**
  On-chip AI accelerator unlocks real-time business insights with AI embedded directly into transactional workloads

...Driving strong business momentum


z13 z14 z15

z15 program revenue >100% of z14 through first 2 years of program


z13 z14 z15

Record setting z15 shipped MIPS capacity fueled by Hybrid Cloud, Linux, and digital transformation


2010 2020

3.5X Installed Capacity growth driven by new workloads providing long-term stability for the Z platform across IBM

3-4x

IBM Z platform drives 3-4x IBM revenue across IBM software, storage and infrastructure support

IBM 49

IBM Infrastructure optimized with AI delivers new insights for business and operations IBM Telum 50 Key Differentiators Ă IBM Telum processor for IBM Z • First processor with on-chip accelerator for AI at scale, leveraging Research innovation • Focus on real-time, in-transaction AI inferencing to handle workloads like fraud detection • Solves latency, variability and security concerns Processor for Z Ă IBM Power10 processor • Capability for in-core AI inferencing and machine learning • Designed and optimized for data intensive workloads, such as SAP HANA Ă IBM Spectrum Scale Storage ideally suited for delivering scalable solutions for AI Business Challenge Ă Real-time AI for data at the point of creation Ă Fast access to data with “AI anywhere” Ă Increasing security concerns across industries

Significant cloud opportunity exists for Regulated Industries Total Market 25% Financial Services Market Source: Boston Consulting Group, Gartner, CIO Surveys Equity Analyst Research, Banking Authority, Office of Superintendent of Financial Institutions, Financial Stability Board, Federal Financial Institutions Examination Council 51 % of Total Market Workloads on Public Cloud 30% 25% 20% 15% 15% 10% 5% 0% 2015 2016 2017 2018 2019 2020 Business Challenge Ă Compliance costs continue to rise due to complexity as: • Regulators consider third parties an extension of financial institution’s infrastructure • Adoption of SaaS models via third parties introduce further risk management and security requirements Ă Cloud concentration concerns are increasing with the financial institutions and regulators making a multi-cloud approach more strategic IBM’s hybrid, multi-cloud approach is uniquely positioned to address these cloud service platform architectural challenges

IBM Cloud for Regulated Industries lowers Key Differentiators clients’ risk and accelerates time to value Only cloud with solutions tailored for financial services 450+ clients on Financial Services Cloud 115 leading ISVs on Financial Services Cloud ~80% of all Financial Services software consumption served by ISVs on IBM Cloud 52 Core Applications Financier Markets & Risk Payments IT Applications Data and AI Cybersecurity Safeguard Data Confidential computing Operate with Agility Run workloads anywhere with Cloud Satellite Accelerate Innovation Growing ecosystem of ISVs integrated with IBM Framework Maintain Compliance Pre-configured controls enable continuous compliance

Clients choose IBM for Hybrid Infrastructure Driving digital technological advancement with BNP Paribas, serving nearly 33 million customers BNPP and IBM are creating a Financial Institution Platform to meet complex security and regulatory mandates while maintaining a premier client experience for BNPP business lines, like retail and insurance + Drive technology-enabled innovation through IBM Research, underpinned by IBM Z and IBM Cloud for Financial Services Deploy hybrid cloud architecture to manage a variety of data and workloads while maintaining operational excellence Link and land BNPP's strategic ISVs on IBM Cloud including SaaS model Ă Ă Ă 53

Our Path Forward Infrastructure Revenue Double-digit growth in hybrid cloud opportunity for Infrastructure Hybrid Infrastructure Capture new workloads and improve IBM Z program-to-program performance with continuous innovation and modernization IBM Z Infrastructure Support Significant opportunity for IBM Cloud for Financial Services given only 15% of workloads on public cloud Distributed Infrastructure Expand Infrastructure Support through integrated client experience with Hybrid Infrastructure Mid-term model: Flat revenue growth (+/-with product cycle) 54

IBM Infrastructure Summary 55 Infrastructure Support works across technology environments providing a uniquely integrated support experience for clients IBM Cloud well positioned to capitalize on workloads from regulated industries including financial services Innovations in AI at the core drive real-time insights and new business value IBM Z is the core enterprise platform where industry leaders are growing deployments of mission-critical business applications and data IBM Infrastructure is uniquely optimized for critical workloads enabling clients to thrive in today’s digital economy

Financial Model IBM Investor Briefing 2021 — James Kavanaugh Senior Vice President and Chief Financial Officer

IBM’s integrated capabilities in a platform-centric model Trusted digital transformation partner; drives our hybrid cloud platform adoption and pulls through IBM technology IBM Software (IBM Cloud Paks) Automation • Data and AI • Security • Transaction Processing Modernized software integrated with our hybrid cloud platform and AI to predict, automate and secure environments Industry-leading hybrid, multi-cloud platform built on open source Optimized for the most critical transactional and regulated workloads 57 Enterprise Infrastructure Public Clouds AWS • Azure • Others IBM Infrastructure IBM Z • Distributed Infrastructure • Infrastructure Support Edge Red Hat Hybrid Cloud Platform Open Shift • Red Hat Enterprise Linux • Ansible Automation Platform Software and SaaS Partners System Integrator Partners IBM Consulting Business Transformation • Technology Consulting • Application Operations

Creating value through focus 58 Improving growth trajectory driven by leading hybrid cloud & AI capabilities Prioritizing capital allocation to investments for growth with sustained shareholder returns Aligning operating model to platform-centric business with increased ability to execute

Simplified segment reporting aligned to platform-centric model

IBM Consulting
Business Transformation • Technology Consulting • Application Operations

System Integrator Partners

IBM Software (IBM Cloud Paks)
Automation • Data and AI • Security • Transaction Processing

Software and SaaS Partners

Red Hat Hybrid Cloud Platform
Open Shift • Red Hat Enterprise Linux • Ansible Automation Platform

IBM Infrastructure
IBM Z • Distributed Infrastructure • Infrastructure Support

Public Clouds
AWS • Azure • Others

Enterprise Infrastructure

Edge

New Segment Reporting

Consulting — 2020 Revenue: ~$16B
- Business Transformation
- Technology Consulting
- Application Operations

Software — 2020 Revenue: ~$23B
- Hybrid Platform & Solutions
  - Red Hat
  - Automation
  - Data & AI
  - Security
  - Health
- Transaction Processing

Infrastructure — 2020 Revenue: ~$14B
- Hybrid Infrastructure
  - IBM Z
  - Distributed Infrastructure
- Infrastructure Support

Financing — 2020 Revenue: ~$1B

Note: 2020 segment revenue estimates are presented on a post-separation Continuing Operations basis, and do not include revenue from incremental external sales to Kyndryl

IBM 59

Focused Hybrid Cloud and AI company post separation



IBM
Pre separation
IBM
Post separation *
$B
2020
Revenue
$73.6
Incremental
External
Kyndryl
Sales
~$2.5
~ $55
Continuing
Operations
2020
Free Cash
Flow **
$10.8
~ $10

* Estimated as of September 2021; Free Cash Flow modeled view
** Free Cash Flow and modeled Free Cash Flow are non-GAAP measures

- Increased focus on hybrid cloud platform strategy
- Clear trajectory for accelerated revenue and free cash flow growth
- Greater financial flexibility to increase investments in technology innovation and skills

IBM 60

Superior portfolio mix post separation with greater exposure to growth areas

2020 Revenue Mix

Increased mix to higher-growth software and consulting

Pre Separation


Systems
IGF
Software
~55%
Higher
Growth
GTS
GBS

Post Separation


Infrastructure
Financing
Software
~70%
Higher
Growth
Consulting

2020 Recurring Revenue

IBM maintains >50% of recurring revenue, with a higher-value composition

Pre Separation


All Other
~45%
Software
Software

Post Separation


All Other
~65%
Software
Software

IBM 61

Value creation driven by improved revenue and free cash flow growth Add what this drives per year? Or mid-62 * Free Cash Flow is a non-GAAP measure ~$750M growth/year term~?$35B cumulative free cash flow Add w~h$a3t tBhisgdrorivesthp/eryyeeaar? Or mid-term? Free Cash Flow Growth* High Single Digit Revenue Growth Mid-Single Digit IBM Mid-term Model (2022– 2024)

Sustainable mid single-digit revenue growth supported by significant actions to accelerate change Mid-term Model Revenue Growth Mid-term Model Points Contribution Ability to Execute Platform-centric business model High Single Digit Redesigned go-to-market and incentive structures Expanding ecosystem Including 2 pts Delivering emerging technologies Contribution from M&A Optimized capital structure for hybrid cloud & AI investments 63 Consulting 2 pts Software Mid-Single Digit including Red Hat high-teens growth 3 pts from Red Hat Infrastructure ~ Flat (+/-with product cycle) +/-1 pt

Key performance metrics provide enhanced transparency Mid-term Model Revenue Growth Performance Metrics High Single Digit Ă Annual Recurring Revenue Ă Hybrid cloud platform clients 64 Consulting Ă Hybrid Cloud RevenueĂ Service line growth Ă SigningsĂ Hybrid cloud platform engagements Ă Book-to-Bill Ă Human capital metrics Software Mid-Single Digit including Red Hat high-teens growth Ă Hybrid Cloud RevenueĂ Net Retention Rate Infrastructure ~ Flat (+/-with product cycle) Ă Hybrid Cloud RevenueĂ Product cycle performance

External relationship with Kyndryl adds three points of one-time revenue growth in 2022 above mid-term model

Segment	Type of Kyndryl Purchases	2022 Net Yr/Yr Revenue Contribution	IBM Points of Growth	Segment Points of Growth
		~$2B	~3 pts	
Consulting	Business Transformation, Technology Consulting, Application Operations	--	--	--
Software	Red Hat, Automation, Data & AI, Security, Transaction Processing	~$2B	~2 pts	~6 pts
Infrastructure	IBM Z, Distributed Infrastructure, Infrastructure Support	<$0.5B	~1 pt	~2 pts

IBM 65

Higher-value portfolio mix drives margin expansion and cash flow growth Mid-term Model Revenue Growth Mid-term Model Pre-tax Profit Margin Mid-term Model Contribution to Cash Growth High Single Digit 66 Consulting Low Teens ~25% Software Mid-Single Digit including Red Hat high-teens growth Approaching 30% ~75% Infrastructure ~ Flat (+/-with product cycle) Mid Teens Stable cash generation

Strong free cash flow generation enables incremental financial flexibility

IBM Model Annual Growth

~$3B

Revenue Growth
Mid-single digits

~$750M

Free Cash Flow Growth*
High single digits

2022-2024 Sources


~$40B
Incremental Debt Capacity
Free Cash Flow

2022-2024 Uses


Available for Investment
Shareholder Returns

* Free Cash Flow is a non-GAAP measure

IBM 67

Capital allocation supports investment for growth and attractive shareholder returns 2022-2024 Uses Reinvesting our growth Ă Hybrid cloud & AI Leadership Available for Investment Ă Emerging technologies Ă Ecosystem Attractive shareholder returns with initial combined dividend expected to be no less than at time of separation Shareholder Returns Manage our capital structure in support of our single-A credit rating 68

Creating shareholder value through growth 69 Simplified structure with improved ability to execute and increased transparency ~$35B of cumulative free cash flow generation over the mid-term horizon Sustainable mid-single digit revenue growth, with superior business mix

Q&A IBM Investor Briefing 2021 Arvind Krishna Chairman and Chief Executive James Kavanaugh Senior Vice President and Chief Financial Officer Paul Cormier President and Chief Executive Officer, Red Hat Mark Foster Senior Vice President, Global Business Services Kelly Chambliss Senior Vice President, Americas and Strategic Sales, Global Business Services Tom Rosamilia Senior Vice President, Cloud and Cognitive Software John Granger Senior Vice President, Hybrid Cloud Services and Chief Operating Officer, Global Business Services Ric Lewis Senior Vice President, Systems

IBM Investor Briefing 2021

Our Path Forward shareholders and liquidity Creating shareholder value through growth 72 Prioritized Capital Allocation Ă Investing for growth Ă Attractive return to Ă Strong balance sheet Leveraging a Strong Foundation Ă Hybrid cloud platform and AI leadership Ă Heritage of innovation and R&D excellence Ă Large enterprise and industry expertise Increased Ability to Execute Ă Leveraging simplified go-to-market Ă Expanding partner ecosystem Ă Delivering emerging technologies Ă Contribution from M&A Operating Model Alignment Ă Simplified platform-centric business model with new segmentation Ă Additional transparency into segment trends and performance indicators Improved Growth Profile Ă Aligned to high growth market opportunities Ă Superior portfolio mix Ă Operating leverage opportunity Ă Strong cash generation

Non-GAAP Supplemental Materials Reconciliation of IBM Free Cash Flow and Modeled Free Cash Flow Year ended December 31, 2020 Net Cash from Operations per GAAP $18.2 Less: change in Global Financing (GF) Receivables 4.3 Capital Expenditures, Net (3.0) Free Cash Flow $10.8 Less: Kyndryl Modeled Free Cash Flow* 0.7 IBM Modeled Free Cash Flow ~$10 $ in billions *See following slide for the reconciliation of Kyndryl Modeled Free Cash Flow to the most directly comparable GAAP measure. The above reconciles the non-GAAP financial information contained in the “Financial Model” presentation of the IBM Investor Briefing. For additional information on the use of these non-GAAP financial measures, see exhibit 99.2 included in the company’s form 8-K furnished with the SEC on October 4, 2021. 73

Non-GAAP Supplemental Materials Reconciliation of Kyndryl Free Cash Flow and Modeled Free Cash Flow Year ended December 31, 2020 Net Cash from Operations per GAAP $0.6 Capital Expenditures, Net (0.9) Free Cash Flow ($0.3) New Commercial Pricing Arrangements and Contract Scope Changes* 0.5 Shared Services (Corporate Overhead)** 0.6 Kyndryl Modeled Free Cash Flow $0.7 $ in billions * Primarily reflects the impact of new commercial pricing arrangements that Kyndryl and IBM have entered into or will enter into prior to the Spin-Off applied to historical purchases of goods and services from IBM as well as the net impact of incremental customer contracts and servic es offerings being transferred to Kyndryl from IBM that were not historically managed by Kyndryl and specific customer contracts being retained by IBM. **Reflects the net reduction in costs for corporate overhead, primarily due to a flatter cost structure as Kyndryl becomes a stand-alone public entity. If Kyndryl decides to reduce resources or invest more heavily in certain areas in the future, that will be part of its discretionary future decisions and have not been included in this calculation. Kyndryl Free Cash Flow and Modeled Free Cash Flow are non-GAAP measures. For additional information on these non-GAAP financial measure, see exhibit 99.2 included in the company’s form 8-K furnished with the SEC on October 4, 2021. 74

IBM Investor Briefing 2021